                                                                  EXHIBIT 10.28


                                                        AETNA CONTRACT NO. 6346


                                AMENDMENT NO. 1
                                       TO
                                MASTER AGREEMENT
                                    BETWEEN
                         AETNA LIFE INSURANCE COMPANY.
                                      AND
                              IBS INTERACTIVE INC.


This Amendment (the "Amendment") to the Master Agreement dated October 23rd, 1997 between Aetna Life Insurance Company ("Aetna") and IBS Interactive Inc. ("IBS") is made as of this 27th day of November, 2001, by and between DIGITAL FUSION INC., ("SUPPLIER") as successor in interest and assignee to certain assets of "IBS", located at 400 North Ashley Dr. STE 2600, Tampa FL, 33602 and AETNA LIFE INSURANCE COMPANY ("AETNA"), a Connecticut corporation, with its principle place of business located at 151 Farmington Avenue, Hartford, CT 06516 ("Aetna"). The following amendments are incorporated into and made a part of the Agreement. All sections and paragraphs of the Agreement not hereby amended shall remain in full force and effect. Capitalized terms not otherwise herein defined shall have the meanings ascribed to them in the Agreement. In case of a conflict, the terms of this Amendment will control and prevail over those contained in the Agreement.


IN WITNESS WHEREOF, THIS AMENDMENT IS EXECUTED BY THE DULY AUTHORIZED REPRESENTATIVES OF THE PARTIES.


DIGITAL FUSION INC.                     AETNA LIFE INSURANCE COMPANY

/s/ Roy E. Crippen                      /s/ Brian M. Dudzik
--------------------------------        ---------------------------------------
Signature                               Signature

Roy E. Crippen                          Brian M. Dudzik
--------------------------------        ---------------------------------------
Print Name                              Print Name

CEO                                     Commodity Specialist
--------------------------------        ---------------------------------------
Title                                   Title

12/14/01                                12/22/01
--------------------------------        ---------------------------------------
Date                                    Date


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


                                                        AETNA CONTRACT NO. 6346


                                AMENDMENT NO. 1
                                       TO
                                MASTER AGREEMENT
                                    BETWEEN
                          AETNA LIFE INSURANCE COMPANY
                                      AND
                              DIGITAL FUSION INC.

This amendment (the "Amendment") to the Master Agreement dated October 23rd, 2001 between Digital Fusion Inc. (the "Supplier") and Aetna Life Insurance Company ("Aetna") (the "Agreement") is made as of this 27th day of November, 2001. The following amendments are incorporated into and made a part of the Agreement. All sections and paragraphs of the Agreement not hereby amended shall remain in full force and effect. Capitalized terms not otherwise herein defined shall have the meanings ascribed to them in the Agreement. In case of a conflict, the terms of this Amendment will control and prevail over those contained in the Agreement.

NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree to amend the Agreement as follows:

THE LANGUAGE IN SECTION 3.02 IS HEREBY DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING:

         Invoicing and Payment. Supplier shall submit itemized invoices of fees and accept payment for such fees electronically. Invoices must be submitted on a monthly basis or in accordance with the payment schedule set forth in the applicable Schedule. Each invoice shall include the purchase order number, Supplier Employee name, hourly rate (if applicable), dates of service and total number of hours billed. Payment terms are sixty (60) days calculated from the date the invoice was received. Aetna shall receive a discount of 1 1/2 percent (1.5%) for invoices paid within 15 days of receipt at our Accounts Payable Department (Hartford, CT). Invoices submitted six months after the Services were rendered shall be presumed to have been paid, and it shall become Supplier's burden to demonstrate otherwise. Invoices received one year or more after the date the Services were rendered shall be deemed null and void, and Aetna shall be relieved of its obligation to pay them. Failure by Aetna to make payments to Supplier that are reasonably disputed in writing shall not constitute a material breach of this Agreement. Aetna will pay each invoice that complies with this Section and is approved by the Aetna Project Manager (if any) unless Aetna has some reasonable basis for non-payment. Immediately upon Aetna or Supplier determining that Aetna is owed a credit of any kind, Supplier shall itemize each such credit on the next invoice. At Aetna's option, Aetna may request that Supplier submit a check to Aetna in an amount equal to any such credit within fifteen (15) days of Aetna's request to do so.

THE LANGUAGE IN EXHIBIT I YEAR 2002 IN SCHEDULE NO. 6 IS HEREBY DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING:


                                                                                       SITE           PROJECT
 RATES            LEVEL I          LEVEL II        LEVEL III         TEMPS          MANAGEMENT       MANAGEMENT

 Annual          $64,896.00       $86,528.00       $97,344.00          NA           $101,670.40     $146,794.75
 MONTHLY           5,408.00        $7,210.66        $8,112.00          NA             $8,472.54      $12,232.90
 HOURLY              $31.20           $41.60           $46.80         $56.16             $48.88          $70.57
OVERTIME             $46.80           $62.40           $70.20         $84.24             $73.32         $105.90
RETAINER             NA              None             None         $5,667.00             None           None
EXPENSES             Yes             None             None             Yes              Travel         Travel
               Dependent upon   Dependent upon     Dependent     Dependent upon     $101,670.40     $146,794.75
PERSONAL           usage.           usage.        upon usage.        usage.         plus travel     plus travel
                                                                                     expenses         expenses


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


IN WITNESS WHEREOF, THIS AMENDMENT IS EXECUTED BY THE DULY AUTHORIZED REPRESENTATIVES OF THE PARTIES.

DIGITAL FUSION INC.                    AETNA LIFE INSURANCE COMPANY

/s/ Roy E. Crippen                     /s/ Brian M. Dudzik
------------------------------         ----------------------------------------
Signature                              Signature

Roy E. Crippen                         Brian M. Dudzik
------------------------------         ----------------------------------------
Print Name                             Print Name

CEO                                    Commodity Specialist
------------------------------         ----------------------------------------
Title                                  Title

12/14/01                               12/22/01
------------------------------         ----------------------------------------
Date                                   Date


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